MAINSTAY VP SERIES FUND, INC.

Supplement dated September 11, 2008 ("Supplement")
to the Statements of Additional Information dated May 1, 2008 ("SAI")

This Supplement updates certain information contained in the above-dated SAIs for MainStay VP Series Fund, Inc. (the “Portfolios”). You may obtain copies of the Portfolios’ Prospectus and SAIs free of charge, upon request, by calling toll-free 800- MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the Internet on the Portfolios’ website at mainstayinvestments.com. Please review this important information carefully.

Add the following disclosure under the ninth paragraph in the section of the SAIs entitled “Foreign Currency Transactions”:

With respect to futures contracts and forwards contracts that are contractually required to cash-settle, a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligations (i.e., the Portfolio’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value, for senior security purposes. The portion of a Portfolio’s assets invested in futures and forward contracts that are required to cash-settle and in those that do not will vary from time to time, so the Portfolio’s asset segregation requirements will vary accordingly. The Portfolios reserve the right to modify their asset segregation policies in the future, including modifications to comply with any changes in the positions from time to time articulated by the Securities and Exchange Commission or its staff regarding asset segregation.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE